SkinHealth Systems Inc. Appoints Three New Independent Directors to Board
Kenneth Tripp, Dr. Sachin Shridharani, and E. Scott Beattie bring deep expertise in medical devices, aesthetic medicine, and global consumer brands
Long Beach, CA, April 22, 2026 – SkinHealth Systems Inc. (formerly The Beauty Health Company; Nasdaq: SKIN), a global medical aesthetics company, today announced the appointment of three new independent directors to its Board of Directors (the “Board”): Mr. Kenneth Tripp, Dr. Sachin Shridharani, and Mr. E. Scott Beattie, each effective as of April 17, 2026.
“These three appointments reflect exactly the kind of Board we are building at SkinHealth Systems – one that brings extensive operational expertise in medtech, deep clinical authority in aesthetics, and proven leadership in scaling iconic global consumer brands," said Brent Saunders, Chairman of SkinHealth Systems. "Ken, Sachin, and Scott each bring perspectives that are directly aligned with where we are headed, and I look forward to the contributions they will make as we execute on our strategy.”
Kenneth Tripp joins the Board following a distinguished career in medical device manufacturing and supply chain leadership. He currently serves as Senior Vice President of Global Operations and Logistics at Zimmer Biomet Holdings, Inc., where, since 2018, he has led manufacturing, supply chain, engineering, and commercial operations across the company's global network. Previously, Mr. Tripp held senior operations roles at Cardinal Health Technologies, LLC and Covidien plc (now Medtronic plc). He also retired from the U.S. Navy and Navy Reserve after 25 years of service and holds an MBA with a focus on organizational leadership from Ashford University. Mr. Tripp will serve on the Audit Committee.
Dr. Sachin Shridharani is a board-certified plastic surgeon, founder of LUXURGERY©, and Chief Medical Officer of SkinSpirit Essential. A nationally recognized innovator in aesthetic medicine, Dr. Shridharani developed the body and facial contouring technique Surgery in a Syringe℠ and has served as Principal Investigator on more than 60 clinical trials. He has co-authored over 200 peer-reviewed articles and textbook chapters in journals including Journal of the American Medical Association, Plastic and Reconstructive Surgery, and Aesthetic Surgery Journal, where he serves as section editor for cosmetic medicine. Dr. Shridharani also serves on the Board of Directors of The Aesthetic Society, a private organization dedicated to the safe practice of plastic surgery and cosmetic medicine. He earned his M.D. from the University of Missouri and completed his plastic surgery training at Johns Hopkins Hospital and an aesthetic fellowship at Manhattan Eye, Ear and Throat Hospital. Dr. Shridharani also obtained a Certificate Program in Surgical Leadership at Harvard Medical School and currently serves as an Associate Clinical Professor of Plastic Surgery at Washington University – St. Louis School of Medicine. Dr. Shridharani will serve on the Nominating and Corporate Governance Committee.
E. Scott Beattie brings more than two decades of senior leadership and board experience across the beauty and consumer products industry. Most notably, he served as Chairman and Chief Executive Officer of Elizabeth Arden, Inc., a U.S. based public company listed on Nasdaq, from 1998 to 2016, overseeing the company’s expansion into over 120 markets worldwide. Mr. Beattie currently serves as a director for Rexair, LLC, SENISCA Ltd, Crisp Inc., and Boosted AI. Mr. Beattie is also a founding investor in

Newsela, Inc. and Grouper Education Inc. Mr. Beattie has previously served as a director for MAV Beauty Brands Inc., as Chairman of the Board for NexJ Systems Inc., and as a director and non-executive Vice Chairman of Revlon, Inc. He holds a bachelor’s degree in business administration and an MBA from the Ivey Business School at Western University, where he continues to serve on the advisory board. Mr. Beattie will serve on the Compensation Committee.
The Board, at the recommendation of the Board’s Nominating and Corporate Governance Committee, has determined that each of Mr. Tripp, Dr. Shridharani, and Mr. Beattie qualifies as an independent director under Nasdaq listing rules and applicable SEC regulations.
There are currently 11 directors comprising the Board after the appointments of Mr. Tripp, Mr. Beattie, and Dr. Shridharani to the Board. However, after consultation with each of Ms. Desiree Gruber and Dr. Philippe Schaison, two directors who are currently on the Board, the Board decided not to nominate Ms. Gruber or Dr. Schaison for reelection at the Company's 2026 annual meeting of stockholders (the “2026 Annual Meeting”). Ms. Gruber and Dr. Schaison will each serve out the remainder of their respective terms until it expires effective immediately following the adjournment of the 2026 Annual Meeting. Upon adjournment of the 2026 Annual Meeting, the Company expects that the Board will have 9 directors.
About SkinHealth Systems
SkinHealth Systems (NASDAQ: SKIN) is a global medical aesthetics company delivering an integrated ecosystem of clinically proven solutions designed to help consumers achieve superior skin health and support the success of providers. Anchored by Hydrafacial™, a leading and widely requested professional skincare treatment, and supported by complementary offerings including SkinStylus™ microneedling and HydraScalp™ with Keravive™, SkinHealth Systems combines advanced device technology, proprietary consumables, and clinical validation to deliver trusted treatment experiences through an omnichannel network of providers worldwide. Learn more at skinhealthsystems.com or follow us on LinkedIn. Local providers can be found at hydrafacial.com/find-a-hydrafacialist.

Forward-Looking Statements
Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding SkinHealth Systems Inc.’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside SkinHealth Systems Inc.’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: SkinHealth Systems Inc.’s ability to manage growth; SkinHealth Systems Inc.’s ability to execute its business plan; potential litigation involving SkinHealth Systems Inc.; changes in applicable laws or regulations; the possibility that SkinHealth Systems Inc. may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Company’s subsequent filings with the SEC such as on a Quarterly Report on Form 10-Q. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. SkinHealth Systems Inc. does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts:
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